A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments

(Unaudited)

March 31, 2022

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged

Alta Park Fund Onshore, LP	US/Canada	$5,718,769	$4,800,429	3.81%	7/1/2019	Quarterly	45 days	3/31/2022	(d)	$2,271,244
Averill Partners L.P.	US/Canada	5,000,000	6,383,703	5.07	5/1/2021	Quarterly	60 days	6/30/2023	(e),(f)	$1,595,926
Biomedical Value Fund, L.P.	US/Canada	6,794,245	8,089,594	6.42	3/1/2019	Quarterly	120 days	3/31/2022		$8,089,594
Crake Global US Feeder L.P.	Global Markets	8,455,055	12,342,048	9.80	10/1/2019	Monthly	45 days	3/31/2022		$12,342,048
Dantai US Feeder Fund	Greater China	5,000,000	3,355,692	2.67	10/1/2021	Monthly	30 days	3/31/2023	(f)	$670,105
Jericho Capital Partners L.P.	US/Canada	4,598,843	9,502,956	7.55	6/1/2011	Quarterly	60 days	3/31/2022		$9,502,956
MY Asian Opportunities Fund, L.P.	Developed Asia including Japan	8,118,581	9,756,993	7.75	8/1/2019	Quarterly	60 days	3/31/2022		$9,756,993
Parsifal Fund, L.P.	Global	11,000,000	9,892,526	7.86	5/1/2021	Quarterly	60 days	6/30/2022	(e),(f)	$1,808,069
Pelham Long/Short Fund, L.P.	Europe including UK	2,339,470	4,009,823	3.18	5/1/2010	Monthly	90 days	3/31/2022		$4,009,823
Perceptive Life Sciences Qualified Fund, L.P.	US/Canada	3,399,497	2,438,413	1.94	1/1/2013	Quarterly	45 days	3/31/2022		$2,438,413
Pleiad Asia Onshore Feeder Fund	Developed Asia including Japan	5,542,354	6,605,252	5.25	8/1/2015	Quarterly	60 days	3/31/2022	(e)	$1,651,313
Point72 Capital, L.P.	Global	10,535,371	12,680,700	10.07	6/1/2018	Quarterly	45 days	3/31/2022	(e)	$3,170,175
Tairen China Fund Ltd.	Greater China	2,444,844	2,694,803	2.14	1/1/2018	Quarterly	60 days	3/31/2022		$2,694,803
TPG Public Equity Partners-A, L.P.	Global	8,909,223	12,438,234	9.88	9/1/2015	Quarterly	60 days	3/31/2022	(e)	$3,109,559
Visium Balanced Offshore Fund, Ltd.	US/Canada	-	-	0.00	6/1/2011	N/A	N/A	N/A	(g)	N/A
WT China Fund Ltd.	China	4,899,726	9,324,105	7.40	3/1/2019	Monthly	45 days	3/31/2022		$9,324,105

Equity Hedged Subtotal		92,755,978	114,315,271	90.79

Multi-Strategy

Schonfeld Strategic Partners Fund LLC	Global	5,000,000	5,138,146	4.08	2/1/2022	Monthly	45 days	1/31/2023	(f)	$5,138,146

Multi-Strategy Subtotal		5,000,000	5,138,146	4.08

Relative Value

PSquared US Feeder Fund, LP	Europe including UK	5,000,000	5,605,423	4.45	4/1/2020	Monthly	90 days	3/31/2022		$5,605,423

Relative Value Subtotal		5,000,000	5,605,423	4.45

Total		$102,755,978	$125,058,840	99.32%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	A portion of this holding ($2,529,185) is under lock-up and is not redeemable without paying a fee.
(e)	The Investment Fund is subject to an investor level gate of 25%.
(f)	This holding is under lock-up and is not redeemable without paying a fee.
(g)

All of the Fund’s interests in the Investment Fund are held in side pockets or are in liquidation and have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments (continued)

(Unaudited)

March 31, 2022

Portfolio Valuation

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles or as may be determined from time to time pursuant to policies established by the Board of Directors.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $125,058,840. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The Investment Funds in the equity hedged strategy (total fair value of $114,315,271) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of March 31, 2022, the Investment Funds in the equity hedged strategy had $53,885,292, representing 47% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $22,161,106, representing 19% of the value of the investments in this category, that cannot be redeemed in full because the investment includes restrictions that do not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for these investment ranges from 1-15 months at March 31, 2022.

The Investment Fund in the multi-strategy strategy (total fair value of $5,138,146) invests in both long and short, equity and debt strategies that are primarily in U.S. based securities. The management of this Investment Fund seeks arbitrage opportunities, distressed securities, corporate restructures and hedges established in equities, convertible securities, options, warrants, rights, forward contracts, futures, trade claims, credit default swaps and other derivatives, real estate and other financial instruments. As of March 31, 2022, the Investment Fund in the multi-strategy strategy had $5,138,146, representing 100% of the value of the investment in this category, subject to lock-ups. The Investment Fund in this category cannot be redeemed in full because the investment includes restrictions that do not allow for redemptions in the first 12 months after acquisition. The remaining restriction period for this investment is 10 months at March 31, 2022.

The Investment Fund in the relative value strategy (total fair value of $5,605,423), a broad category, generally encompasses strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Fund in this strategy typically uses arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. The Investment Fund frequently focuses on capturing the spread between two assets, while maintaining neutrality to other factors, such as geography, changes in interest rates, equity market movement, and currencies, to name a few examples.

A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments (continued)

(Unaudited)

March 31, 2022

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2022.

Please refer to the December 31, 2021 financial statements for full disclosure on the Fund’s portfolio valuation methodology.